Debt	3 Months Ended
Mar. 31, 2026
Debt [Abstract]
DEBT
4.	DEBT

The following table summarizes Greenfire’s debt:

As at	March 31, 2026	December 31, 2025
Senior credit facility	$4,148	$-
Unamortized debt issuance costs	(1,787)	-
Debt	$2,361	$-

Senior Credit Facility

Greenfire has a reserve-based credit facility (the “Senior Credit Facility”) comprised of a $30.0 million operating facility and a $245.0 million syndicated facility, providing total committed credit of $275.0 million (December 31, 2025 - $275.0 million), with a maturity date of November 30, 2027. The Senior Credit Facility’s borrowing base is subject to a semi-annual review, occurring in May and November each year, and is established based on the lenders’ evaluation of the Company’s bitumen reserves, incorporating their prevailing commodity price assumptions.

The Senior Credit Facility is available on a revolving basis, may be drawn in Canadian or U.S. dollars, and bears interest at floating rates based on applicable Canadian or U.S. benchmark rates(1), plus applicable margins. The applicable margin is determined on a quarterly basis by reference to the Company’s trailing twelve-month Debt to EBITDA Ratio(2). The undrawn portion of the Senior Credit Facility is subject to a standby fee.

The Senior Credit Facility is secured by a first-priority security interest over substantially all of the Company’s assets. The Senior Credit Facility contains customary restrictive covenants that limit the Company’s ability to, among other things, incur additional indebtedness, create or permit liens to exist, pay dividends, redeem stock, and sell assets. The Senior Credit Facility is not subject to any financial covenants.

Subsequent to March 31, 2026, the Company completed its semi-annual review of the Senior Credit Facility for May 2026. Following unanimous consent of lenders, the borrowing base remained unchanged, and the maturity date was extended to May 31, 2028.

Senior Secured Notes

On September 20, 2023, Greenfire issued US$300 million of senior secured notes (the “2028 Notes”). The 2028 Notes bore interest at a fixed rate of 12.00%, were to mature on October 1, 2028, and were secured by a second-priority lien on the Company’s assets. On December 19, 2025, the outstanding 2028 Notes were voluntarily redeemed at 106% of their principal amount. All accrued interest on the 2028 Notes was settled concurrently.

Letter of Credit Facility

Greenfire maintains a separate $55.0 million letter of credit facility with a financial institution that is supported by Export Development Canada’s Account Performance Security Guarantee program (the “EDC APSG Facility”). The EDC APSG Facility is available on a demand basis. As at March 31, 2026, the Company had $54.0 million (December 31, 2025 - $54.0 million) in letters of credit outstanding under the EDC APSG Facility. Letters of credit issued under the EDC APSG Facility do not reduce Greenfire’s borrowing capacity under the Senior Credit Facility. The Company and its subsidiary have indemnified Export Development Canada for any payments made to the financial institution; however, the obligations under such indemnity are unsecured.

(1)	Benchmark rates available include the Canadian prime rate, U.S. base rate, Canadian overnight repo rate average, and the secured overnight financing rate.
(2)	As defined in the Senior Credit Facility Agreement.